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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JANUARY 21, 1998

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                          CHIPS AND TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)

           DELAWARE                      000-15012               77-0047943
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
incorporation or organization)                               Identification No.)

        2950 ZANKER ROAD, SAN JOSE, CA                             95134
   (Address of principal executive offices)                      (Zip Code)


       Registrant's telephone number, including area code: (408) 434-0600








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ITEM 1. CHANGES IN CONTROL OF REGISTRANT.

        (a) Pursuant to a Tender Offer which commenced on August 1, 1997 and closed on January 21, 1998 (the "Tender Offer"), Intel Corporation, a Delaware corporation ("Intel"), acquired control of Chips and Technologies, Inc., a Delaware corporation (the "Registrant"). In the Tender Offer, Intel Enterprise Corporation, a Delaware corporation and a wholly-owned subsidiary of Intel ("Merger Sub"), acquired from the public stockholders 22,472,111 shares of the Registrant's Common Stock, par value $0.01 per share (the "Common Stock"), constituting approximately 95 % of the outstanding shares of Common Stock. Intel acquired such shares in the Tender Offer for a price of $17.50 per share, for a total purchase price of approximately $400,000,000. The source of the purchase price was cash on hand.

        Arrangements with regard to changes in the composition of the Board of Directors of the Registrant were previously reported in the Information Statement Pursuant to Section 14(f) filed as Annex A to the Registrant's
Schedule 14D-9 filed August 1, 1997. Pursuant to the Agreement and Plan of Merger (the "Merger Agreement") among the Registrant, Intel and Merger Sub, immediately following the close of the Tender Offer, the Board of Directors of the Registrant was expanded from four to nine members, and the following people were appointed as directors of the Registrant:

      NAME                            POSITION WITH INTEL
      ----                            -------------------
Cary I. Klafter          Director of Corporate Affairs since 1996

Suzan A. Miller          Senior Attorney since 1991

Patrice C. Scatena       Senior Attorney and Assistant Secretary  since 1994

Arvind Sodhani           Vice President and Treasurer

Leslie L. Vadasz         Senior Vice President , Corporate Business
                           Development  since 1991; Director since 1989

        (b) There are no other arrangements known to the Registrant which may result in a change of control of the Registrant.

ITEM 5. OTHER EVENTS.

        As described in the Tender Offer materials and pursuant to the Merger Agreement, following the closing of the Tender Offer, Merger Sub acquired all of the outstanding shares of Common Stock of the Registrant not acquired by it in the Tender Offer. Merger Sub merged with and into the Registrant, and the Registrant became a wholly-owned subsidiary of Intel effective as of 11:59 p.m. on January 30, 1998 (the "Merger"). Upon consummation of the Merger, each outstanding share of the Registrant's Common Stock converted into the right to receive $17.50 in cash, which is the same consideration per share as paid in the Tender Offer. Prior to the Merger, Intel owned approximately 95 % of the outstanding shares of the Registrant, and acquired the remaining 5 % pursuant to the Merger.




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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  February 4, 1998                CHIPS AND TECHNOLOGIES, INC.


                                       By: /s/ Jeffery Anne Tatum
                                           -------------------------------------
                                             Jeffery Anne Tatum, Vice President,
                                             General Counsel and Secretary









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